SECURITIES AND EXCHANGE COMMISSION

                        Washington,  D.C.  20549


                               FORM  8 - K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event
                       reported): December 10, 1996

                   THE BANK OF NEW YORK COMPANY, INC.
                   ----------------------------------
         (exact name of registrant as specified in its charter)


                                NEW YORK
                                --------
             (State or other jurisdiction of incorporation)



                   1-6152                   13-2614959
                   ------                   ----------
       (Commission file number)      (I.R.S. employer identification
                                           number)




        48 Wall Street, New York, NY       10286
        ----------------------------       -----
        (Address of principal executive    (Zip code)
           offices)






                  212 - 495 - 1784
                  ----------------
         (Registrant's telephone number,
              including area code)

ITEM 5.   Other Events
          ------------
          Common Share Buyback
          --------------------
          On December 10, 1996, The Bank of New York Company, Inc. (the "Company")announced that its Board of Directors had approved a plan to buy back, through the end of 1997, up to 30 million of its common shares. Approximately 1.2 million shares will be used in connection with certain employee benefit plans.

          The Company has completed the repurchase of 52 million shares from buyback programs announced in November 1995 and June 1996.

                             SIGNATURE
                             ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 10, 1996

                         THE BANK OF NEW YORK COMPANY, INC.
                         (Registrant)


                       By:    \s\ Robert E. Keilman
                               ------------------------
                     Name:     Robert E. Keilman
                    Title:     Comptroller